EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Rudnick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of BSML, Inc. on Form 10-K for the fiscal year ended December 29, 2007 fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of BSML, Inc.

Date: April 14, 2008

By:	/s/ Andrew Rudnick
Andrew Rudnick Chief Executive Officer and Director (Principal Executive Officer)